UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:         811-07811

    Prudential Jennison Mid-Cap Growth Fund, Inc.

Exact name of registrant as specified in charter:

    Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

    Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code:          800-225-1852

Date of fiscal year end:         8/31/2010

Date of reporting period:         8/31/2010

Item 1 – Reports to Stockholders –

ANNUAL REPORT	AUGUST 31, 2010

Prudential Jennison

Mid-Cap Growth Fund, Inc.

Fund Type Mid-cap stock Objective Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

To enroll in e-delivery, go to www.prudentialfunds.com/edelivery

October 15, 2010

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Mid-Cap Growth Fund, Inc. informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Jennison Mid-Cap Growth Fund, Inc.

Prudential Jennison Mid-Cap Growth Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.12%; Class B, 1.82%; Class C, 1.82%; Class L, 1.32%; Class M, 1.82%; Class R, 1.57%; Class X, 1.82%; Class Z, 0.82%. Net operating expenses: Class A, 1.12%; Class B, 1.82%; Class C, 1.82%; Class L, 1.32%; Class M, 1.82%; Class R, 1.32%; Class X, 1.82%; Class Z, 0.82%, after contractual reduction through 12/31/2011.

Cumulative Total Returns (Without Sales Charges) as of 8/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	10.48%	21.99%	–9.50%	—
Class B	9.75	17.75	–15.91	—
Class C	9.69	17.41	–15.91	—
Class L	10.30	N/A	N/A	9.59% (6/12/06)
Class M	9.70	N/A	N/A	7.18 (6/12/06)
Class R	10.23	20.71	N/A	29.71 (6/3/05)
Class X	9.67	N/A	N/A	7.55 (6/12/06)
Class Z	10.79	23.79	–7.13	—
Russell Midcap® Growth Index	11.58	4.07	–22.36	—
Russell Midcap Index	12.32	4.17	43.23	—
S&P MidCap 400 Index	11.87	8.94	50.92	—
Lipper Multi-Cap Growth Funds Avg.	6.88	1.15	–24.53	—
Lipper Mid-Cap Growth Funds Avg.	11.36	2.86	–8.21	—

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Average Annual Total Returns (With Sales Charges) as of 9/30/10
	One Year	Five Years	Ten Years	Since Inception
Class A	8.61%	4.22%	0.10%	—
Class B	9.18	4.49	–0.07	—
Class C	13.17	4.60	–0.07	—
Class L	8.19	N/A	N/A	3.15% (6/12/06)
Class M	8.13	N/A	N/A	3.62 (6/12/06)
Class R	14.75	5.18	N/A	7.02 (6/3/05)
Class X	8.13	N/A	N/A	3.50 (6/12/06)
Class Z	15.36	5.71	0.93	—
Russell Midcap® Growth Index	18.27	2.86	–0.88	—
Russell Midcap Index	17.54	2.60	4.86	—
S&P MidCap 400 Index	17.78	3.77	5.40	—
Lipper Multi-Cap Growth Funds Avg.	12.70	1.90	–1.74	—
Lipper Mid-Cap Growth Funds Avg.	17.14	2.46	0.17	—

Average Annual Total Returns (With Sales Charges) as of 8/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	4.40%	2.88%	–1.55%	—
Class B	4.75	3.15	–1.72	—
Class C	8.69	3.26	–1.72	—
Class L	3.96	N/A	N/A	0.77% (6/12/06)
Class M	3.70	N/A	N/A	1.20 (6/12/06)
Class R	10.23	3.84	N/A	5.08 (6/3/05)
Class X	3.67	N/A	N/A	1.06 (6/12/06)
Class Z	10.79	4.36	–0.74	—

Average Annual Total Returns (Without Sales Charges) as of 8/31/10
	One Year	Five Years	Ten Years	Since Inception
Class A	10.48%	4.05%	–0.99%	—
Class B	9.75	3.32	–1.72	—
Class C	9.69	3.26	–1.72	—
Class L	10.30	N/A	N/A	2.19% (6/12/06)
Class M	9.70	N/A	N/A	1.66 (6/12/06)
Class R	10.23	3.84	N/A	5.08 (6/3/05)
Class X	9.67	N/A	N/A	1.74 (6/12/06)
Class Z	10.79	4.36	–0.74	—

Prudential Jennison Mid-Cap Growth Fund, Inc.	3

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Mid-Cap Growth Fund, Inc. (Class A shares) with a similar investment in the Russell Midcap Growth Index and the S&P MidCap 400 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2000) and the account values at the end of the current fiscal year (August 31, 2010) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 years of returns. The Since Inception returns for the Russell Midcap Growth Index, Russell Midcap Index, S&P MidCap 400 Index, Lipper Multi-Cap Growth Funds Average (Lipper Average), and the Lipper Mid-Cap Growth Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and an annual 12b-1 fee of up to 0.30% and 0.50%, respectively. Investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class M and

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Class X shares are not subject to a front-end sales charge, but are subject to a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years after purchase, 3% in the fifth year after purchase, 2% in the sixth and seventh years after purchase, 1% in the eighth year and 0% in the ninth and tenth years after purchase. Class M and Class X shares convert to Class A shares approximately eight years after purchase. Class R and Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

Russell Midcap Growth Index

The Russell Midcap Growth Index is an unmanaged index which is a market value-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Growth Index Closest Month-End to Inception cumulative total returns as of 8/31/10 are –3.56% for Class L, Class M, and Class X; and 11.50% for Class R. Russell Midcap Growth Index Closest Month-End to Inception average annual total returns as of 09/30/10 are 1.81% for Class L, Class M, and Class X; and 4.27% for Class R.

Russell Midcap Index

The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. Russell Midcap Index Closest Month-End to Inception cumulative total returns as of 8/31/10 are –4.08% for Class L, Class M, and Class X; and 11.82% for Class R. Russell Midcap Index Closest Month-End to Inception average annual total returns as of 9/30/10 are 1.37% for Class L, Class M, and Class X; and 4.06% for Class R.

S&P MidCap 400 Index

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed. MidCap 400 Index Closest Month-End to Inception cumulative total returns as of 8/31/10 are 0.38% for Class L, Class M, and Class X; and 16.01% for Class R. S&P MidCap 400 Index Closest Month-End to Inception average annual total returns as of 9/30/10 are 2.59% for Class L, Class M, and Class X; and 4.91% for Class R.

Lipper Multi-Cap Growth Funds Average

The Lipper Multi-Cap Growth Funds Average (Lipper Average) are Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any on market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P Super composite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/10 are –5.47% for Class L, Class M, and Class X; and 7.15% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/10 are 1.06% for Class L, Class M, and Class X; and 3.24% for Class R.

Prudential Jennison Mid-Cap Growth Fund, Inc.	5

Your Fund’s Performance (continued)

Lipper Mid-Cap Growth Funds Average

The Lipper Mid-Cap Growth Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Mid-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index. Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/10 are –5.07% for Class L, Class M, and Class X; and 9.98% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/10 are 1.37% for Class L, Class M, and Class X; and 3.92% for Class R.

Investors cannot invest directly in an index or average. The Russell Midcap Growth Index, Russell Midcap Index, and S&P MidCap 400 Index do not bear sales charges, operating expenses of a mutual fund, or deductions for taxes. Returns for these indexes would be lower if they were subject to these deductions. Returns for the Lipper Average reflect the deduction of mutual fund operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 8/31/10
Annaly Capital Management, Inc., Real Estate Investment Trusts	3.2%
DaVita, Inc., Healthcare Providers & Services	2.6
Crown Castle International Corp., Wireless Telecommunication Services	2.3
American Tower Corp. (Class A Stock), Wireless Telecommunication Services	2.2
VeriSign, Inc., Internet Software & Services	2.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/10
Healthcare Providers & Services	9.1%
Specialty Retail	6.7
Wireless Telecommunication Services	6.6
Semiconductors & Semiconductor Equipment	5.7
Hotels, Restaurants & Leisure	5.0

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

For 12-month period ending August 31, 2010, the Prudential Jennison Mid-Cap Growth Fund Class A shares returned 10.48%, underperforming the 11.58% return for the benchmark Russell Midcap® Growth Index (the Index) and widely outperforming the 6.88% return for the Lipper peer group average.

Stock selection in information technology, telecommunications services and materials made a positive contribution to performance relative to the benchmark. Weak stock selection in health care and industrials detracted the most from return relative to the Index.

What was the investment environment like for U.S. stocks?

Early in the reporting period that began on September 1, 2009, signs of economic stabilization led to a strong resurgence in the U.S. equity market. Distressed sale prices, low interest rates, increased availability of mortgage credit, and a tax credit for first-time homebuyers helped boost housing activity. Stimulus measures had also begun to revitalize car sales, and declines in retail sales and corporate revenue moderated.

In early 2010, the recovery in the United States seemed to be gaining momentum, as manufacturing activity increased, and employment showed signs of reaching a positive turning point. Corporate profits improved largely due to workforce and inventory reductions. Favorable interest rate and liquidity conditions contributed to a continued rally in the equity market, as well.

Clouds began to gather on the growth horizon as the year went on, however, and as the pace of the economic recovery in the United States decelerated. Markets grappled with the effects of reduced stimulus in the housing sector, persistently subpar job creation, and flagging confidence indicators. On the other hand, wages continued to increase, private sector payrolls continued to grow, and corporate earnings continued to expand.

Certain developments in foreign nations also cast a shadow over the global economic recovery. An ongoing sovereign debt crisis in several European Union (EU) member states weakened the euro and prompted the EU to devise a lending and support package of almost $1 trillion. While stock prices initially rallied when the package was announced in May, the U.S. stock market ultimately posted a loss that month due in part to continued concern about the situation in Europe. Attempts in China to cool the domestic property market likewise had raised fears that global growth might slow more than anticipated. In the period’s final months, equities around the world entered a corrective phase.

Prudential Jennison Mid-Cap Growth Fund, Inc.	7

Strategy and Performance Overview (continued)

The U.S. stock market also rose and fell with turns in Washington policy debates. Back in March, President Obama signed legislation to overhaul the U.S. healthcare system. Although the plan is projected to reduce the federal deficit over the longer term, many of its cost-savings provisions are slated to take effect later in the decade, suggesting that the budget deficit will likely surge in the near term, as health care expenditures compound the expansive debt incurred through stimulus spending and federal bailouts.

The President signed financial regulatory legislation in July that expands federal banking and securities regulation, subjecting a wider range of financial companies to government oversight. Among other things, it establishes a council of federal regulators with power to constrain and dismantle troubled companies; creates a new regulator to protect consumers of financial products; imposes regulations on derivatives; and generally restricts the ability of banks whose deposits are federally insured from trading for their own benefit.

In August, the U.S. Department of Commerce revised lower its estimate of real gross domestic product growth for the second quarter of 2010. The Federal Open Market Committee, the policy-setting arm of the Federal Reserve (the Fed), also lowered its assessment of U.S. growth prospects. Discussing economic performance over the past year, Fed Chairman Ben Bernanke described the recovery as “incomplete,” but added that preconditions for a pickup in growth in 2011 appear to “remain in place,” as bank lending increases, concerns about the European sovereign debt crisis recede, and consumer savings increase. Though the stock market posted a loss for August amid lingering concern the U.S. economic recovery might stall, it still scored a gain for the reporting period overall.

Which holdings made the largest positive contribution to the Fund’s return?

Three of the most significant individual contributors to performance came from the telecommunications services sector.

Shares of Latin American wireless telecom service provider NII Holdings appreciated significantly during the fund’s fiscal year, as the company continues to benefit from the relatively strong Brazilian economy and an improving environment in Mexico. Additionally, the announcement that Groupo Televisa will acquire a 30% equity stake in NII’s Mexico operations, Nextel Mexico, also provided a positive catalyst for the company’s stock price. Jennison thinks the deal will benefit both companies as it should provide them with financial resources and a strategic content partnership as the company looks to expand its services. NII Holdings remains one of the manager’s highest conviction holdings due to its strong fundamentals and significant growth potential in the emerging markets it serves.

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Shares of wireless tower operators Crown Castle International and American Tower appreciated due to strong leasing demand. Jennison continues to believe that the wireless tower industry has a strong business model with both solid growth and defensive characteristics, since cell phone usage is expanding. Crown Castle and American Tower should be significant beneficiaries of increasing wireless mobile users and continued growth in data usage on wireless networks.

Select information technology holdings also had a significant positive impact on the Fund’s return. Shares of Akamai Technologies, which provides Internet content delivery services, appreciated nearly 150% during the reporting period as the company benefited from accelerating web traffic. Akamai’s first quarter revenue topped consensus estimates, driven by increased demand for high-definition streaming video content. Additionally, operational efficiencies and value-add services contributed to margin growth. In Jennison’s opinion, Akamai should benefit from Internet-based video and cloud computing trends, and believes the company is well positioned to gain market share given its competitive pricing.

Another holding from the information technology sector, storage and data management provider NetApp, also made a positive contribution to return following the delivery of strong quarterly financial results and a sales outlook that significantly exceeded expectations. NetApp is benefiting from the improving economic environment as businesses have begun to invest in computer and data storage network upgrades.

Which holdings detracted most from the Fund’s return?

The primary detractor from performance was Iron Mountain, which provides information protection and storage services to a diverse customer base that includes corporations and government organizations. Shares declined due to weaker-than-expected revenue growth, which is primarily attributable to the overall economic environment and lower employment. This weakness was partially offset by strong cost controls. Iron Mountain is likely to lag economic recovery because it is a business that tends to recover later in the business cycle. Jennison does not expect its business to improve drastically over the short term, but thinks its defensive characteristics will allow it to hold its own and the company should be able to deliver solid long-term growth. Additionally, Jennison is encouraged by new sales activity with several large customers, which should help drive growth in coming quarters, as well as the recent hire of a global sales executive who will focus on cross-selling across Iron Mountain’s customer base and product offerings.

Prudential Jennison Mid-Cap Growth Fund, Inc.	9

Strategy and Performance Overview (continued)

For-profit education provider Apollo Group also hurt performance. Concerns about increased regulation for the industry were exacerbated by a preliminary analysis conducted by the Department of Education (DoED) to determine debt repayment rates and to define what is meant by gainful employment. Programs that do not meet the DoED’s gainful employment requirements could potentially be disqualified from receiving Title IV funding, which a significant number of students use to finance their education. Additionally, ongoing Congressional hearings have put additional pressure on valuations for the group. The manager thinks it will be at least a year before new rules are implemented and expects that this company will continue to deliver solid financial results in the interim. The manager realizes the likelihood that the uncertain regulatory environment will continue to pressure this stock, and will monitor the situation carefully.

Another holding that detracted from the Fund’s return was beauty product manufacturer Avon Products. Despite solid revenue growth and margin expansion during the first quarter, shares fell substantially. The decline is primarily attributable to concerns about the company’s revenue exposure to Europe, where foreign currency exchange rates will likely provide a significant headwind to earnings as a result of the weak euro. In addition, operational and legal issues in China may impact earnings. While the manager likes Avon’s growth opportunities in emerging markets, a combination of operational issues and foreign currency exchange rate volatility is likely to create a lack of visibility over the near-to-intermediate term. The manager decided to re-visit this investment at a later date.

Beckman Coulter also declined. The company makes clinical diagnostic and life science research instrument systems, tests, and supplies. In March, the Food and Drug Administration indicated the company made modifications to its Troponin assay test kit, for use in heart health tests, without obtaining the appropriate clearance from the agency. As the manager believes this to be one of Beckman’s primary growth drivers, and decided to eliminate this holding from the Fund, given the lack of visibility surrounding resolution of this issue.

Another holding that hurt performance was Guess, which designs and distributes contemporary apparel and accessories. Given the relatively high percentage of the company’s revenue that comes from Europe, sovereign credit concerns and a significant deflation of the value of the euro caused Guess shares to decline. The resignation of the company’s President and Chief Operating Officer Carlos Alberini also caused some concern; however, the manager does not view his departure as a significant issue as Alberini will remain on the Board of Directors. While it is likely that foreign currency exchange rates will negatively impact near-term financial

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results, Jennison thinks the current valuation overly discounts the company’s long-term growth potential.

Were there significant changes to the Portfolio?

During the reporting period there were no significant changes to the portfolio. Rather, the Fund added or exited individual positions based on company fundamentals and the stock’s risk/reward. The determination of a stock’s weighting is as much a part of this bottom-up process as is the decision to include the stock in the portfolio. Sector and industry allocations are a result of this stock selection process. The Fund’s weighting in the consumer discretionary and financials sectors increased over the year as Jennison has begun to find more attractive investment candidates in these areas, although Jennison remains cautious on consumer spending.

As always, Jennison’s focus is predominantly on choosing those stocks which offer attractive risk and reward regardless of the overall economic environment. The manager favors investments in strong franchise companies, those dominant within their industry, with steady recurring revenues, strong cash flows, high and improving returns on capital, and flexible balance sheets that should allow companies to grow faster than the overall market.

Prudential Jennison Mid-Cap Growth Fund, Inc.	11

Comments on Five Largest Holdings

3.2%	Annaly Capital Management, Inc., Real Estate Investment Trusts

Annaly Capital Management is a Real Estate Investment Trust (REIT) that owns, manages, and finances a portfolio of mortgage-backed securities (MBS) guaranteed by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The company avoids assuming credit risk by investing in government insured mortgages and profits from an increase in the spread between long- and short-term rates. Jennison believes Annaly’s management team may be the best team in the MBS market and are very comfortable that the Fund will continue to benefit from its expertise.

2.6%	DaVita, Inc., Healthcare Providers & Services

DaVita provides dialysis services for patients suffering from chronic kidney failure and is currently the largest domestic operator of dialysis clinics. The manager continues to like DaVita for its strong competitive position and expects the company to continue expanding within an industry that is growing organically. Additionally, a relatively low drug utilization rate should benefit DaVita beginning in 2011, when the Centers for Medicare and Medicaid Services will begin bundling payments for dialysis treatment, supplies, drugs and laboratory tests.

2.3%	Crown Castle International Corp., Wireless Telecommunication Services

Crown Castle International operates and leases wireless towers and other communications structures. The manager likes the company for its strong cash flow generation and earnings visibility, and continues to believe that the wireless tower industry has a strong business model with both solid growth and defensive characteristics. CCI should be a significant beneficiary of increasing wireless mobile users and continued growth in data usage on wireless networks.

2.2%	American Tower Corp., Wireless Telecommunication Services

American Tower is a leading owner and operator of wireless and broadcast communications sites in North America. It owns and operates more than 30,000 sites in the United States, Mexico, and Brazil. The company continues to see increased demand for tower space from mobile and fixed wireless operators offering an alternative to wired telephone and cable services and from spending on new third generation (3G) wireless services such as Internet access.

2.2%	VeriSign, Inc., Internet Software & Services

VeriSign offers a wide range of Internet infrastructure and communications-related services. The company’s naming services business is the authoritative directory provider of all .com, .net, .cc, .tv, .name, .jobs and .edu domain names. Its authentication services consist of business authentication services and user authentication services, which enable enterprises and Internet merchants to implement and operate secure networks. The manager likes the company for its consistent revenue growth. The company’s management has recently committed to a significant reduction in the company’s cost structure over the next year, which should contribute to margin and earnings growth. Additionally, share buybacks and the divestiture of non-core assets should add value for shareholders.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2010, at the beginning of the period, and held through the six-month period ended August 31, 2010. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Prudential Jennison Mid-Cap Growth Fund, Inc.	13

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Mid-Cap Growth Fund, Inc.		Beginning Account Value March 1, 2010	Ending Account Value August 31, 2010	Annualized Expense Ratio	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$968.30	1.16%	$5.75
	Hypothetical	$1,000.00	$1,019.36	1.16%	$5.90

Class B	Actual	$1,000.00	$964.80	1.86%	$9.21
	Hypothetical	$1,000.00	$1,015.83	1.86%	$9.45

Class C	Actual	$1,000.00	$964.80	1.86%	$9.21
	Hypothetical	$1,000.00	$1,015.83	1.86%	$9.45

Class L	Actual	$1,000.00	$967.70	1.36%	$6.75
	Hypothetical	$1,000.00	$1,018.35	1.36%	$6.92

Class M	Actual	$1,000.00	$964.80	1.86%	$9.21
	Hypothetical	$1,000.00	$1,015.83	1.86%	$9.45

Class R	Actual	$1,000.00	$967.10	1.36%	$6.74
	Hypothetical	$1,000.00	$1,018.35	1.36%	$6.92

Class X	Actual	$1,000.00	$964.90	1.86%	$9.21
	Hypothetical	$1,000.00	$1,015.83	1.86%	$9.45

Class Z	Actual	$1,000.00	$969.80	0.86%	$4.27
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2010, and divided by 365 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

14	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of August 31, 2010

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.3%
COMMON STOCKS

Aerospace & Defense 1.5%
686,120	ITT Corp.	$29,160,100

Air Freight & Logistics 1.7%
225,076	CH Robinson Worldwide, Inc.	14,627,689
473,611	Expeditors International of Washington, Inc.	18,750,260

		33,377,949

Biotechnology 1.9%
300,519	BioMarin Pharmaceutical, Inc.(b)	6,097,530
335,757	United Therapeutics Corp.(a)(b)	15,518,689
465,464	Vertex Pharmaceuticals, Inc.(a)(b)	15,518,570

		37,134,789

Capital Markets 2.8%
1,130,954	Eaton Vance Corp.	29,393,495
1,786,181	TD Ameritrade Holding Corp.(a)(b)	26,096,104

		55,489,599

Chemicals 2.4%
824,556	Ecolab, Inc.	39,083,954
160,785	FMC Corp.(a)	10,013,690

		49,097,644

Commercial Services & Supplies 3.8%
593,649	Copart, Inc.(b)	19,620,099
1,886,985	Iron Mountain, Inc.(a)	38,268,056
262,994	Stericycle, Inc.(a)(b)	17,226,107

		75,114,262

Communications Equipment 2.0%
908,772	Juniper Networks, Inc.(a)(b)	24,718,598
390,778	Riverbed Technology, Inc.(a)(b)	14,990,244

		39,708,842

Computers & Peripherals 1.6%
789,879	NetApp, Inc.(b)	31,942,707

Consumer Finance
4,200	Green Dot Corp. (Class A Stock)(b)	190,092

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	15

Portfolio of Investments

as of August 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Consumer Services 1.1%
531,857	Apollo Group, Inc. (Class A Stock)(b)	$22,593,285

Electrical Equipment 3.2%
778,056	Ametek, Inc.	33,448,627
526,236	Roper Industries, Inc.(a)	30,563,787

		64,012,414

Electronic Equipment & Instruments 2.9%
504,169	Amphenol Corp. (Class A Stock)	20,529,762
374,500	Anixter International, Inc.(a)(b)	17,182,060
775,863	FLIR Systems, Inc.(b)	19,489,678

		57,201,500

Energy Equipment & Services 1.7%
700,761	Cameron International Corp.(b)	25,773,990
106,100	Core Laboratories NV(a)	8,374,473

		34,148,463

Food Products 5.0%
333,524	Bunge Ltd.(a)	17,676,772
1,154,613	ConAgra Foods, Inc.	24,928,095
271,408	JM Smucker Co. (The)	15,871,940
316,316	Mead Johnson Nutrition Co.	16,508,532
419,450	Ralcorp Holdings, Inc.(a)(b)	25,020,192

		100,005,531

Healthcare Equipment & Supplies 2.0%
336,148	CR Bard, Inc.	25,826,251
253,370	IDEXX Laboratories, Inc.(a)(b)	14,003,760

		39,830,011

Healthcare Providers & Services 9.1%
606,215	Community Health Systems, Inc.(a)(b)	15,804,025
802,747	DaVita, Inc.(b)	51,873,511
553,141	Express Scripts, Inc.(b)	23,563,807
532,340	Henry Schein, Inc.(a)(b)	28,107,552
370,509	Laboratory Corp. of America Holdings(a)(b)	26,906,363
576,310	Patterson Cos., Inc.	14,574,880
687,645	Universal Health Services, Inc. (Class B Stock)	21,592,053

		182,422,191

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 5.0%
660,479	Darden Restaurants, Inc.(a)	$27,251,364
959,930	Tim Hortons, Inc.	33,962,323
949,668	Yum! Brands, Inc.	39,601,156

		100,814,843

Household Products 1.8%
591,348	Church & Dwight Co., Inc.	36,208,238

Insurance 1.3%
1,026,324	WR Berkley Corp.(a)	27,043,637

Internet Software & Services 3.1%
395,400	Akamai Technologies, Inc.(b)	18,216,078
1,500,905	VeriSign, Inc.(a)(b)	43,721,363

		61,937,441

IT Services 2.0%
374,348	Alliance Data Systems Corp.(a)(b)	21,034,614
765,534	Amdocs Ltd.(b)	20,079,957

		41,114,571

Life Sciences Tools & Services 2.0%
633,279	Thermo Fisher Scientific, Inc.(b)	26,673,711
225,711	Waters Corp.(b)	13,660,030

		40,333,741

Machinery 2.5%
785,119	Danaher Corp.	28,523,373
714,619	IDEX Corp.	21,288,500

		49,811,873

Metals & Mining 2.1%
374,253	Agnico-Eagle Mines Ltd.(a)	24,315,217
797,671	Silver Wheaton Corp.(b)	17,995,458

		42,310,675

Multiline Retail 1.5%
679,690	Dollar Tree, Inc.(b)	30,810,348

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	17

Portfolio of Investments

as of August 31, 2010 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 4.1%
340,468	Newfield Exploration Co.(b)	$16,345,869
331,089	Range Resources Corp.(a)	11,194,119
1,200,153	Southwestern Energy Co.(b)	39,269,006
374,932	Ultra Petroleum Corp.(a)(b)	14,626,097

		81,435,091

Pharmaceuticals 0.9%
327,064	Perrigo Co.(a)	18,639,377

Professional Services 1.2%
1,126,986	Robert Half International, Inc.	24,320,358

Real Estate Investment Trusts 3.2%
3,669,136	Annaly Capital Management, Inc.(a)	63,769,584

Semiconductors & Semiconductor Equipment 5.7%
1,037,675	Altera Corp.	25,599,442
1,017,379	Broadcom Corp. (Class A Stock)	30,490,849
1,415,646	Marvell Technology Group Ltd.(b)	22,565,397
809,360	Maxim Integrated Products, Inc.(a)	12,844,543
910,432	Xilinx, Inc.(a)	21,986,933

		113,487,164

Software 4.2%
617,224	Adobe Systems, Inc.(b)	17,134,138
912,295	Check Point Software Technologies(a)(b)	31,829,972
1,135,438	Nuance Communications, Inc.(a)(b)	16,668,230
515,332	Red Hat, Inc.(a)(b)	17,804,721

		83,437,061

Specialty Retail 6.7%
682,977	Bed Bath & Beyond, Inc.(b)	24,566,683
896,072	GameStop Corp. (Class A Stock)(a)(b)	16,066,571
645,656	Guess?, Inc.	20,861,145
471,925	Ross Stores, Inc.	23,421,638
873,261	TJX Cos., Inc.	34,659,729
450,443	Urban Outfitters, Inc.(a)(b)	13,657,432

		133,233,198

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods 1.1%
37,259	Lululemon Athletica, Inc.(b)	$1,188,562
473,570	Phillips-Van Heusen Corp.	21,632,678

		22,821,240

Trading Companies & Distributors 0.6%
251,928	Fastenal Co.(a)	11,404,781

Wireless Telecommunication Services 6.6%
958,234	American Tower Corp. (Class A Stock)(b)	44,902,845
1,096,847	Crown Castle International Corp.(b)	45,102,349
1,142,866	NII Holdings, Inc.(b)	41,428,892

		131,434,086
	Total long-term investments (cost $1,740,658,206)	1,965,796,686

SHORT-TERM INVESTMENT 18.7%

Affiliated Money Market Mutual Fund
373,348,029	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $373,348,029; includes $345,015,953 of cash collateral received for securities on loan) (Note 3)(c)(d)	373,348,029

	Total Investments 117.0% (cost $2,114,006,235; Note 5)	2,339,144,715
	Liabilities in excess of other assets (17.0%)	(339,744,464)

	Net Assets 100.0%	$1,999,400,251

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $333,684,659; cash collateral of $345,015,953 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Non-income producing security.
(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	19

Portfolio of Investments

as of August 31, 2010 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of August 31, 2010 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,965,796,686	$—	$—
Affiliated Money Market Mutual Fund	373,348,029	—	—

Total	$2,339,144,715	$—	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2010 was as follows:

Affiliated Money Market Mutual Fund (including 17.3% of collateral received for securities on loan)	18.7%
Healthcare Providers & Services	9.1
Specialty Retail	6.7
Wireless Telecommunication Services	6.6
Semiconductors & Semiconductor Equipment	5.7
Food Products	5.0
Hotels Restaurants & Leisure	5.0
Software	4.2
Oil, Gas & Consumable Fuels	4.1
Commercial Services & Supplies	3.8
Electrical Equipment	3.2
Real Estate Investment Trusts	3.2
Internet Software & Services	3.1
Electronic Equipment & Instruments	2.9
Capital Markets	2.8
Machinery	2.5
Chemicals	2.4
Metals & Mining	2.1
Communications Equipment	2.0
Healthcare Equipment & Supplies	2.0

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

IT Services	2.0
Life Sciences Tools & Services	2.0
Biotechnology	1.9
Household Products	1.8
Air Freight & Logistics	1.7
Energy Equipment & Services	1.7
Computers & Peripherals	1.6
Aerospace & Defense	1.5
Multiline Retail	1.5
Insurance	1.3
Professional Services	1.2
Diversified Consumer Services	1.1
Textiles, Apparel & Luxury Goods	1.1
Pharmaceuticals	0.9
Trading Companies & Distributors	0.6

117.0
Liabilities in excess of other assets	(17.0)

100.0%

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	21

Statement of Assets and Liabilities

as of August 31, 2010

Assets
Investments at value, including securities on loan of $333,684,659:
Unaffiliated investments (cost $1,740,658,206)	$1,965,796,686
Affiliated investments (cost $373,348,029)	373,348,029
Cash	63,803
Receivable for investments sold	5,818,040
Receivable for Fund shares sold	4,940,468
Dividends receivable	1,791,876
Prepaid expenses	47,194

Total assets	2,351,806,096

Liabilities
Payable to broker for collateral for securities on loan	345,015,953
Payable for Fund shares reacquired	3,869,115
Payable for investments purchased	1,227,710
Management fee payable	997,031
Accrued expenses	588,331
Distribution fee payable	487,530
Affiliated transfer agent fee payable	206,022
Deferred directors’ fees	14,153

Total liabilities	352,405,845

Net Assets	$1,999,400,251

Net assets were comprised of:
Common stock, at par	$89,582
Paid-in capital in excess of par	1,918,158,352

1,918,247,934
Distributions in excess of net investment income	(14,153)
Accumulated net realized loss on investments	(143,972,010)
Net unrealized appreciation on investments	225,138,480

Net assets, August 31, 2010	$1,999,400,251

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share
($1,206,307,616 ÷ 54,066,749 shares of common stock issued and outstanding)	$22.31
Maximum sales charge (5.50% of offering price)	1.30

Maximum offering price to public	$23.61

Class B
Net asset value, offering price and redemption price per share
($39,174,260 ÷ 1,955,992 shares of common stock issued and outstanding)	$20.03

Class C
Net asset value, offering price and redemption price per share
($99,638,900 ÷ 4,974,011 shares of common stock issued and outstanding)	$20.03

Class L
Net asset value, offering price and redemption price per share
($9,364,033 ÷ 422,663 shares of common stock issued and outstanding)	$22.15

Class M
Net asset value, offering price and redemption price per share
($4,088,885 ÷ 204,335 shares of common stock issued and outstanding)	$20.01

Class R
Net asset value, offering price and redemption price per share
($95,700,830 ÷ 4,334,172 shares of common stock issued and outstanding)	$22.08

Class X
Net asset value, offering price and redemption price per share
($2,976,612 ÷ 148,212 shares of common stock issued and outstanding)	$20.08

Class Z
Net asset value, offering price and redemption price per share
($542,149,115 ÷ 23,475,514 shares of common stock issued and outstanding)	$23.09

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	23

Statement of Operations

Year Ended August 31, 2010

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $66,082)	$19,586,405
Affiliated income from securities loaned, net	422,054
Affiliated dividend income	137,296

Total income	20,145,755

Expenses
Management fee	10,230,669
Distribution fee—Class A	3,150,817
Distribution fee—Class B	446,120
Distribution fee—Class C	989,907
Distribution fee—Class L	52,545
Distribution fee—Class M	67,738
Distribution fee—Class R	347,067
Distribution fee—Class X	40,243
Transfer agent’s fees and expenses (including affiliated expenses of $1,081,600) (Note 3)	3,375,000
Reports to shareholders	406,000
Custodian’s fees and expenses	235,000
Registration fees	176,000
Directors’ fees	57,000
Legal fees and expenses	40,000
Insurance expenses	29,000
Audit fee	22,000
Miscellaneous	24,131

Total expenses	19,689,237

Net investment income	456,518

Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	69,454,107
Net change in unrealized appreciation on investments	46,857,525

Net gain on investments	116,311,632

Net Increase In Net Assets Resulting From Operations	$116,768,150

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended August 31,
	2010	2009
Increase (Decrease) In Net Assets
Operations
Net investment income	$456,518	$2,306,164
Net realized gain (loss) on investments	69,454,107	(183,828,758)
Net change in unrealized appreciation (depreciation) on investments	46,857,525	97,121,354

Net increase (decrease) in net assets resulting from operations	116,768,150	(84,401,240)

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(1,376,904)	—
Class L	(3,380)	—
Class R	(14,602)	—
Class Z	(1,366,944)	—

	(2,761,830)	—

Distributions in excess of net investment income:
Class A	(670,666)	—
Class L	(1,646)	—
Class R	(7,112)	—
Class Z	(665,815)	—

	(1,345,239)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,141,614,458	638,099,424
Net asset value of shares issued in reinvestment of dividends	3,285,276	—
Net asset value of shares issued in connection with merger (Note 7)	—	59,187,693
Cost of shares reacquired	(567,953,476)	(285,586,252)

Net increase in net assets from Fund share transactions	576,946,258	411,700,865

Capital Contributions (Note 6)
Proceeds from regulatory settlement	2,724,527	—

Total increase	692,331,866	327,299,625

Net Assets
Beginning of year	1,307,068,385	979,768,760

End of year	$1,999,400,251	$1,307,068,385

(a) Includes undistributed net investment income of:	$—	$2,291,159

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	25

Notes to Financial Statements

Prudential Jennison Mid-Cap Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation. It invests primarily in equity securities of small and medium-sized U.S. companies, which will generally have a market capitalization less than the largest capitalization of the Standard & Poor’s Mid-Cap 400 Stock Index, with the potential for above average growth.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing

26	Visit our website at www.prudentialfunds.com

time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rate of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Prudential Jennison Mid-Cap Growth Fund, Inc.	27

Notes to Financial Statements

continued

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

28	Visit our website at www.prudentialfunds.com

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60% of the Fund’s average daily net assets up to $1 billion and .55% of the average daily net assets in excess of $1 billion. The effective management fee rate was .58% for the year ended August 31, 2010. For the period June 16, 2006 to June 17, 2007, the Manager has contractually agreed to waive up to .08% of the Fund’s management fee so that the Fund’s operating expenses during such period, exclusive of taxes, interest, brokerage, distribution fees and non-routine expenses do not exceed .83% of the Fund’s average daily net assets. Effective March 2, 2007

Prudential Jennison Mid-Cap Growth Fund, Inc.	29

Notes to Financial Statements

continued

through September 30, 2008, such waiver has been amended to up to .06% for such adjusted operating expenses in excess of .89%.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R, X and Z Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C, L, M, R, X and Z Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1%, .50%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of Class R shares through December 31, 2011.

PIMS has advised the Fund that it received $432,722 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 2010. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised the Fund that for the year ended August 31, 2010, it received $1,324, $89,553, $15,944, $4,636 and $2,112 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

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The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”) and Wells Fargo Advisors, LLC (“Wells Fargo”), affiliates of PI through December 31, 2009. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2010, the Fund incurred approximately $1,678,100 in total networking fees, of which approximately $18,700 and $69,000 were paid to First Clearing and Wells Fargo, respectively, through December 31, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended August 31, 2010, PIM has been compensated approximately $149,100 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Portfolio”), a portfolio of Prudential Investment Portfolios 2. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Portfolio are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2010 were $1,420,627,377 and $833,182,082, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investments and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investments and paid-in capital in excess of par. For the fiscal year ended August 31, 2010, the adjustments were to decrease distributions in excess of net investment income by $1,345,239, decrease accumulated net realized loss on investments by $29,927,249 and to decrease paid-in capital in excess of par by $31,272,488 due to write-off of capital loss carryforward due to expiration and overdistributions of investment

Prudential Jennison Mid-Cap Growth Fund, Inc.	31

Notes to Financial Statements

continued

income. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the year ended August 31, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $4,107,069 from ordinary income and no distributions were paid during the fiscal year ended August 31, 2009.

As of August 31, 2010, the Fund did not have any accumulated undistributed earnings on a tax basis.

For federal tax purposes, the Fund had a capital loss carryforward as of August 31, 2010 of approximately $111,377,000 of which $1,789,000 expires in 2011, $567,000 expires in 2012, $1,057,000 expires in 2013, $5,016,000 expires in 2015, $17,993,000 expires in 2016, $32,860,000 expires in 2017 and $52,095,000 expires in 2018. Certain portions of the capital loss carryforwards were assumed by the Fund as a result of acquisitions. Utilization of these capital loss carryforwards may be limited in accordance with income tax regulations. As of August 31, 2010, approximately $29,927,000 of its capital loss carryforward expired unused. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2010 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$2,146,601,278	$256,978,026	$(64,434,589)	$192,543,437

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2010, no provision for income tax would be required in the Funds’ financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which

32	Visit our website at www.prudentialfunds.com

the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M , Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class M and Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class L and Class M shares are only exchangeable with Class L and Class M shares, respectively, offered by certain other Strategic Partners Funds. Class X shares are closed to new purchases. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

For the year ended August 31, 2010, the Fund received $2,724,527 related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. The Fund was not involved in the proceedings or the calculation of the payment.

There are 2 billion shares of $.001 par value common stock authorized divided into eight classes, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z, which consists of 800 million, 400 million, 300 million, 100 million, 100 million, 100 million, 100 million and 100 million authorized shares, respectively.

Prudential Jennison Mid-Cap Growth Fund, Inc.	33

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2010:
Shares sold	27,993,474	$645,605,411
Shares issued in reinvestment of dividends and distributions	82,069	1,815,369
Shares reacquired	(12,273,807)	(281,298,385)

Net increase (decrease) in shares outstanding before conversion	15,801,736	366,122,395
Shares issued upon conversion from Class B, Class M and Class X	516,636	11,791,560

Net increase (decrease) in shares outstanding	16,318,372	$377,913,955

Year ended August 31, 2009:
Shares sold	19,722,612	$342,262,795
Shares issued in connection with the merger	2,961,111	51,641,778
Shares reacquired	(10,176,648)	(180,013,801)

Net increase (decrease) in shares outstanding before conversion	12,507,075	213,890,772
Shares issued upon conversion from Class B, Class M and Class X	1,192,470	21,130,779

Net increase (decrease) in shares outstanding	13,699,545	$235,021,551

Class B
Year ended August 31, 2010:
Shares sold	319,999	$6,603,475
Shares reacquired	(490,600)	(10,116,174)

Net increase (decrease) in shares outstanding before conversion	(170,601)	(3,512,699)
Shares reacquired upon conversion into Class A	(302,369)	(6,175,869)

Net increase (decrease) in shares outstanding	(472,970)	$(9,688,568)

Year ended August 31, 2009:
Shares sold	414,803	$6,617,021
Shares issued in connection with the merger	291,890	4,603,107
Shares reacquired	(519,973)	(8,136,624)

Net increase (decrease) in shares outstanding before conversion	186,720	3,083,504
Shares reacquired upon conversion into Class A	(840,948)	(13,621,279)

Net increase (decrease) in shares outstanding	(654,228)	$(10,537,775)

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Class C	Shares	Amount
Year ended August 31, 2010:
Shares sold	1,355,520	$27,942,639
Shares reacquired	(826,343)	(17,052,492)

Net increase (decrease) in shares outstanding	529,177	$10,890,147

Year ended August 31, 2009:
Shares sold	1,532,247	$24,232,375
Shares issued in connection with the merger	84,090	1,326,104
Shares reacquired	(877,505)	(13,704,445)

Net increase (decrease) in shares outstanding	738,832	$11,854,034

Class L
Year ended August 31, 2010:
Shares sold	2,321	$51,071
Shares issued in reinvestment of dividends and distributions	221	4,871
Shares reacquired	(82,233)	(1,875,952)

Net increase (decrease) in shares outstanding	(79,691)	$(1,820,010)

Year ended August 31, 2009:
Shares sold	3,780	$66,175
Shares reacquired	(147,361)	(2,547,122)

Net increase (decrease) in shares outstanding	(143,581)	$(2,480,947)

Class M
Year ended August 31, 2010:
Shares sold	5,174	$103,386
Shares reacquired	(75,045)	(1,534,151)

Net increase (decrease) in shares outstanding before conversion	(69,871)	(1,430,765)
Shares reacquired upon conversion into Class A	(214,357)	(4,421,953)

Net increase (decrease) in shares outstanding	(284,228)	$(5,852,718)

Year ended August 31, 2009:
Shares sold	5,735	$89,206
Shares reacquired	(190,102)	(2,985,583)

Net increase (decrease) in shares outstanding before conversion	(184,367)	(2,896,377)
Shares reacquired upon conversion into Class A	(430,470)	(6,785,849)

Net increase (decrease) in shares outstanding	(614,837)	$(9,682,226)

Prudential Jennison Mid-Cap Growth Fund, Inc.	35

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended August 31, 2010:
Shares sold	3,828,136	$86,982,713
Shares issued in reinvestment of dividends and distributions	784	17,205
Shares reacquired	(930,221)	(21,262,263)

Net increase (decrease) in shares outstanding	2,898,699	$65,737,655

Year ended August 31, 2009:
Shares sold	1,456,827	$25,490,532
Shares reacquired	(261,915)	(4,555,189)

Net increase (decrease) in shares outstanding	1,194,912	$20,935,343

Class X
Year ended August 31, 2010:
Shares sold	2,228	$45,350
Shares reacquired	(36,771)	(761,797)

Net increase (decrease) in shares outstanding before conversion	(34,543)	(716,447)
Shares reacquired upon conversion into Class A	(56,953)	(1,193,738)

Net increase (decrease) in shares outstanding	(91,496)	$(1,910,185)

Year ended August 31, 2009:
Shares sold	9,845	$142,437
Shares reacquired	(67,096)	(1,046,730)

Net increase (decrease) in shares outstanding before conversion	(57,251)	(904,293)
Shares reacquired upon conversion into Class A	(45,595)	(723,651)

Net increase (decrease) in shares outstanding	(102,846)	$(1,627,944)

Class Z
Year ended August 31, 2010:
Shares sold	15,771,209	$374,280,413
Shares issued in reinvestment of dividends and distributions	63,362	1,447,831
Shares reacquired	(9,804,799)	(234,052,262)

Net increase (decrease) in shares outstanding	6,029,772	$141,675,982

Year ended August 31, 2009:
Shares sold	13,228,492	$239,198,883
Shares issued in connection with the merger	89,717	1,616,704
Shares reacquired	(4,056,596)	(72,596,758)

Net increase (decrease) in shares outstanding	9,261,613	$168,218,829

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Note 7. Reorganization

On April 17, 2009, the Fund acquired all of the net assets of the Nicholas-Applegate Growth Equity Fund (“the Merged Fund”) pursuant to a plan of reorganization approved by the Nicholas-Applegate Growth Equity Fund shareholders on April 14, 2009. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C and Class Z shares for the corresponding classes of Nicholas-Applegate Growth Equity Fund.

Nicholas-Applegate Growth Equity Fund		Prudential Jennison Mid-Cap Growth Fund
Class	Shares	Class	Shares	Value
A	6,506,056	A	2,961,111	$51,641,778
B	741,077	B	291,890	4,603,107
C	213,200	C	84,090	1,326,104
Z	195,727	Z	89,717	1,616,704

The net assets of Prudential Jennison Mid-Cap Growth Fund immediately before the acquisition were $901,857,657.

The net assets and net unrealized appreciation of the Merged Fund immediately before the acquisition were:

	Net Assets	Net Unrealized (Depreciation)
Nicholas-Applegate Growth Equity	$59,187,693	$(6,980,040)

The Fund acquired capital loss carryforward from the reorganization with Nicholas-Applegate Growth Equity of approximately $100,291,000 of which approximately $77,282,000 was written off due to expiration and loss limitations (amount included in Note 5). The future utilization of the acquired capital loss carryforwards may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Note 8. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay an annualized commitment fee of .15% of the unused portion of the renewed SCA. The expiration

Prudential Jennison Mid-Cap Growth Fund, Inc.	37

Notes to Financial Statements

continued

date of the SCA has been extended from October 20, 2010 through December 24, 2010 under the same terms. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2010.

Note 9. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended August 31,					Ten Months Ended August 31,		Year Ended October 31,
	2010(a)	2009(a)		2008(a)		2007(a)(b)		2006(a)		2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$20.24	$23.98		$24.49		$21.33		$18.52		$15.29
Income (loss) from investment operations:
Net investment income (loss)	- (i)	.05		(.06)		(.04)		(.04)		(.14)
Net realized and unrealized gain (loss) on investment transactions	2.08	(3.79)		(.45)		3.20		2.85		3.37
Total from investment operations	2.08	(3.74)		(.51)		3.16		2.81		3.23
Less Dividends and Distributions:
Dividends from net investment income	(.03)	-		-		-		-		-
Distributions in excess of net investment income	(.02)	-		-		-		-		-
Total dividends and distributions	(.05)	-		-		-		-		-
Capital Contributions	.04	-		-		-		-		-
Net asset value, end of year	$22.31	$20.24		$23.98		$24.49		$21.33		$18.52
Total Return(c):	10.48%	(15.60)%		(2.08)%		14.81%		15.17%		21.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,206,308	$764,082		$576,767		$429,993		$352,670		$288,885
Average net assets (000)	$1,050,256	$533,585		$521,772		$395,762		$336,747		$269,109
Ratios to average net assets(h):
Expenses, including distribution and service (12b-1) fees	1.12%	1.21%	(g)	1.19%	(d)(g)	1.08%	(d)(e)	1.16%	(d)	1.21%	(d)
Expenses, excluding distribution and service (12b-1) fees	.82%	.91%	(g)	.91%	(g)	.83%	(e)	.91%		.96%
Net investment income (loss)	.01%	.28%	(g)	(.23)%	(g)	(.21)%	(e)	(.18)%		(.79)%
Portfolio turnover rate	49%	59%		76%		62%	(f)	86%		136%

(a) Calculated based on average shares outstanding during the year.

(b) For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through February 29, 2008.

(e) Annualized.

(f) Not annualized.

(g) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.21% for the year ended August 31, 2009, and 1.19% for the year ended August 31, 2008. The net investment income (loss) ratios would have been .28% for the year ended August 31, 2009, and (.23%) for the year ended August 31, 2008.

(h) Does not include expenses of the underlying portfolios in which the Fund invests.

(i) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	39

Financial Highlights

continued

Class B Shares
	Year Ended August 31,					Ten Months Ended August 31,		Year Ended October 31,
	2010(a)	2009(a)		2008(a)		2007(a)(b)		2006(a)	2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.26	$21.78		$22.40		$19.63		$17.17	$14.28
Income (loss) from investment operations:
Net investment loss	(.14)	(.06)		(.21)		(.17)		(.18)	(.24)
Net realized and unrealized gain (loss) on investment transactions	1.88	(3.46)		(.41)		2.94		2.64	3.13
Total from investment operations	1.74	(3.52)		(.62)		2.77		2.46	2.89
Capital Contributions	.03	-		-		-		-	-
Net asset value, end of year	$20.03	$18.26		$21.78		$22.40		$19.63	$17.17
Total Return(c):	9.69%	(16.16)%		(2.77)%		14.11%		14.33%	20.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$39,174	$44,341		$67,165		$94,869		$88,552	$103,285
Average net assets (000)	$44,611	$41,105		$87,720		$94,680		$102,115	$114,179
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	1.82%	1.91%	(e)	1.91%	(e)	1.83%	(d)	1.91%	1.96%
Expenses, excluding distribution and service (12b-1) fees	.82%	.91%	(e)	.91%	(e)	.83%	(d)	.91%	.96%
Net investment loss	(.67)%	(.37)%	(e)	(.95)%	(e)	(.95)%	(d)	(.91)%	(1.54)%

(a) Calculated based on average shares outstanding during the year.

(b) For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Annualized.

(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.91% for the year ended August 31, 2009, and 1.91% for the year ended August 31, 2008. The net investment loss ratios would have been (.38%) for the year ended August 31, 2009, and (.96%) for the year ended August 31, 2008.

(f) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class C Shares
	Year Ended August 31,					Ten Months Ended August 31,		Year Ended October 31,
	2010(a)	2009(a)		2008(a)		2007(a)(b)		2006(a)	2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.26	$21.79		$22.41		$19.63		$17.17	$14.28
Income (loss) from investment operations:
Net investment loss	(.14)	(.06)		(.21)		(.17)		(.18)	(.24)
Net realized and unrealized gain (loss) on investment transactions	1.88	(3.47)		(.41)		2.95		2.64	3.13
Total from investment operations	1.74	(3.53)		(.62)		2.78		2.46	2.89
Capital Contributions	.03	-		-		-		-	-
Net asset value, end of year	$20.03	$18.26		$21.79		$22.41		$19.63	$17.17
Total Return(c):	9.69%	(16.20)%		(2.77)%		14.11%		14.33%	20.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$99,639	$81,162		$80,749		$73,977		$41,185	$31,114
Average net assets (000)	$98,990	$62,905		$85,016		$61,516		$36,947	$32,206
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	1.82%	1.91%	(e)	1.91%	(e)	1.83%	(d)	1.91%	1.96%
Expenses, excluding distribution and service (12b-1) fees	.82%	.91%	(e)	.91%	(e)	.83%	(d)	.91%	.96%
Net investment loss	(.67)%	(.39)%	(e)	(.96)%	(e)	(.93)%	(d)	(.95)%	(1.54)%

(a) Calculated based on average shares outstanding during the year.

(b) For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Annualized.

(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.91% for the year ended August 31, 2009, and 1.91% for the year ended August 31, 2008. The net investment loss ratios would have been (.39%) for the year ended August 31, 2009, and (.96%) for the year ended August 31, 2008.

(f) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	41

Financial Highlights

continued

Class L Shares
	Year Ended August 31,					Ten Months Ended August 31,		June 12, 2006(a) through October 31,
	2010(b)	2009(b)		2008(b)		2007(b)(c)		2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$20.10	$23.87		$24.42		$21.31		$20.23
Income (loss) from investment operations:
Net investment income (loss)	(.04)	.02		(.11)		(.08)		(.05)
Net realized and unrealized gain (loss) on investment transactions	2.07	(3.79)		(.44)		3.19		1.13
Total from investment operations	2.03	(3.77)		(.55)		3.11		1.08
Less Dividends and Distributions:
Dividends from net investment income	(.01)	-		-		-		-
Distributions in excess of net investment income	- (g)	-		-		-		-
Total dividends and distributions	(.01)	-		-		-		-
Capital Contributions	.03	-		-		-		-
Net asset value, end of year	$22.15	$20.10		$23.87		$24.42		$21.31
Total Return(d):	10.25%	(15.79)%		(2.25)%		14.59%		5.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,364	$10,099		$15,418		$19,558		$5,025
Average net assets (000)	$10,509	$9,874		$17,445		$14,140		$4,900
Ratios to average net assets(h):
Expenses, including distribution and service (12b-1) fees	1.32%	1.41%	(f)	1.41%	(f)	1.33%	(e)	1.41%	(e)
Expenses, excluding distribution and service (12b-1) fees	.82%	.91%	(f)	.91%	(f)	.83%	(e)	.91%	(e)
Net investment income (loss)	(.16)%	.14%	(f)	(.46)%	(f)	(.38)%	(e)	(.71)%	(e)

(a) Inception date of Class L shares.

(b) Calculated based on average shares outstanding during the year.

(c) For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(e) Annualized.

(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.41% for the year ended August 31, 2009, and 1.41% for the year ended August 31, 2008. The net investment income (loss) ratios would have been .14% for the year ended August 31, 2009, and (.46%) for the year ended August 31, 2008.

(g) Less than ($.005) per share.

(h) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Class M Shares
	Year Ended August 31,					Ten Months Ended August 31,		June 12, 2006(a) through October 31,
	2010(b)	2009(b)		2008(b)		2007(b)(c)		2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.24	$21.77		$22.39		$19.61		$18.67
Income (loss) from investment operations:
Net investment loss	(.13)	(.05)		(.21)		(.17)		(.08)
Net realized and unrealized gain (loss) on investment transactions	1.88	(3.48)		(.41)		2.95		1.02
Total from investment operations	1.75	(3.53)		(.62)		2.78		.94
Capital Contributions	.02	-		-		-		-
Net asset value, end of year	$20.01	$18.24		$21.77		$22.39		$19.61
Total Return(d):	9.70%	(16.21)%		(2.77)%		14.13%		5.03%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,089	$8,912		$24,023		$46,713		$11,836
Average net assets (000)	$6,774	$11,930		$36,103		$34,765		$11,540
Ratios to average net assets(g):
Expenses, including distribution and service (12b-1) fees	1.82%	1.91%	(f)	1.91%	(f)	1.83%	(e)	1.91%	(e)
Expenses, excluding distribution and service (12b-1) fees	.82%	.91%	(f)	.91%	(f)	.83%	(e)	.91%	(e)
Net investment loss	(.64)%	(.33)%	(f)	(.95)%	(f)	(.88)%	(e)	(1.20)%	(e)

(a) Inception date of Class M shares.

(b) Calculated based on average shares outstanding during the year.

(c) For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(e) Annualized.

(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.91% for the year ended August 31, 2009, and 1.91% for the year ended August 31, 2008. The net investment loss ratios would have been (.33%) for the year ended August 31, 2009, and (.96%) for the year ended August 31, 2008.

(g) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	43

Financial Highlights

continued

Class R Shares
	Year Ended August 31,						Ten Months Ended August 31,		Year Ended October 31,	June 3, 2005(a) through October 31,
	2010(b)		2009(b)		2008(b)		2007(b)(c)		2006(b)	2005(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$20.04		$23.79		$24.35		$21.24		$18.49	$17.03
Income (loss) from investment operations:
Net investment loss	(.05)		-	(i)	(.11)		(.09)		(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.06		(3.75)		(.45)		3.20		2.82	1.53
Total from investment operations	2.01		(3.75)		(.56)		3.11		2.75	1.46
Less Dividends and Distributions:
Dividends from net investment income	(.01)		-		-		-		-	-
Distributions in excess of net investment income	-	(i)	-		-		-		-	-
Total dividends and distributions	(.01)		-		-		-		-	-
Capital Contributions	.04		-		-		-		-	-
Net asset value, end of year	$22.08		$20.04		$23.79		$24.35		$21.24	$18.49
Total Return(d):	10.23%		(15.76)%		(2.30)%		14.64%		14.87%	8.57%

Ratios/Supplemental Data:
Net assets, end of year (000)	$95,701		$28,761		$5,722		$1,217		$22	$3
Average net assets (000)	$69,420		$12,128		$3,157		$648		$4	$3
Ratios to average net assets(h):
Expenses, including distribution and service (12b-1) fees(e)	1.32%		1.41%	(g)	1.41%	(g)	1.33%	(f)	1.41%	1.46%	(f)
Expenses, excluding distribution and service (12b-1) fees	.82%		.91%	(g)	.91%	(g)	.83%	(f)	.91%	.96%	(f)
Net investment loss	(.21)%		(.02)%	(g)	(.45)%	(g)	(.45)%	(f)	(.45)%	(.96)%	(f)

(a) Inception date of Class R shares.

(b) Calculated based on average shares outstanding during the year.

(c) For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(e) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(f) Annualized.

(g) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.41% for the year ended August 31, 2009, and 1.41% for the year ended August 31, 2008. The net investment loss ratios would have been (.02%) for the year ended August 31, 2009, and (.46%) for the year ended August 31, 2008.

(h) Does not include expenses of the underlying portfolios in which the Fund invests.

(i) Less than ($.005) per share.

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Class X Shares
	Year Ended August 31,					Ten Months Ended August 31,		June 12, 2006(a) through October 31,
	2010(b)	2009(b)		2008(b)		2007(b)(c)		2006(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.31	$21.84		$22.40		$19.63		$18.67
Income (loss) from investment operations:
Net investment loss	(.13)	(.06)		(.17)		(.17)		(.09)
Net realized and unrealized gain (loss) on investment transactions	1.87	(3.47)		(.39)		2.94		1.05
Total from investment operations	1.74	(3.53)		(.56)		2.77		.96
Capital Contributions	.03	-		-		-		-
Net asset value, end of year	$20.08	$18.31		$21.84		$22.40		$19.63
Total Return(d):	9.67%	(16.16)%		(2.50)%		14.11%		5.14%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,976	$4,388		$7,481		$9,450		$1,458
Average net assets (000)	$4,024	$4,567		$8,598		$6,373		$1,448
Ratios to average net assets(g):
Expenses, including distribution and service (12b-1) fees	1.82%	1.91%	(f)	1.69%	(f)	1.83%	(e)	1.91%	(e)
Expenses, excluding distribution and service (12b-1) fees	.82%	.91%	(f)	.91%	(f)	.83%	(e)	.91%	(e)
Net investment loss	(.65)%	(.36)%	(f)	(.74)%	(f)	(.87)%	(e)	(1.20)%	(e)

(a) Inception date of Class X shares.

(b) Calculated based on average shares outstanding during the year.

(c) For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(e) Annualized.

(f) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.91% for the year ended August 31, 2009, and 1.69% for the year ended August 31, 2008. The net investment loss ratios would have been (.36%) for the year ended August 31, 2009, and (.74%) for the year ended August 31, 2008.

(g) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Mid-Cap Growth Fund, Inc.	45

Financial Highlights

continued

Class Z Shares
	Year Ended August 31,					Ten Months Ended August 31,		Year Ended October 31,
	2010(a)	2009(a)		2008(a)		2007(a)(b)		2006(a)	2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$20.94	$24.74		$25.19		$21.88		$18.95	$15.62
Income (loss) from investment operations:
Net investment income (loss)	.07	.10		.01		.01		.02	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.16	(3.90)		(.46)		3.30		2.91	3.42
Total from investment operations	2.23	(3.80)		(.45)		3.31		2.93	3.33
Less Dividends and Distributions:
Dividends from net investment income	(.07)	-		-		-		-	-
Distributions in excess of net investment income	(.04)	-		-		-		-	-
Total dividends and distributions	(.11)	-		-		-		-	-
Capital Contributions	.03	-		-		-		-	-
Net asset value, end of year	$23.09	$20.94		$24.74		$25.19		$21.88	$18.95
Total Return(c):	10.79%	(15.36)%		(1.79)%		15.13%		15.46%	21.32%

Ratios/Supplemental Data:
Net assets, end of year (000)	$542,149	$365,324		$202,444		$187,974		$159,855	$133,674
Average net assets (000)	$484,618	$219,585		$196,477		$177,560		$160,261	$126,649
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	.82%	.91%	(e)	.91%	(e)	.83%	(d)	.91%	.96%
Expenses, excluding distribution and service (12b-1) fees	.82%	.91%	(e)	.91%	(e)	.83%	(d)	.91%	.96%
Net investment income (loss)	.31%	.57%	(e)	.04%	(e)	.03%	(d)	.07%	(.54)%

(a) Calculated based on average shares outstanding during the year.

(b) For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Annualized.

(e) Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .91% for the year ended August 31, 2009, and .91% for the year ended August 31, 2008. The net investment income ratios would have been .57% for the year ended August 31, 2009, and .04% for the year ended August 31, 2008.

(f) Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Mid-Cap Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Prudential Jennison Mid-Cap Growth Fund, Inc. (formerly Jennison Mid-Cap Growth Fund, Inc.) (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period ended August 31, 2009, for the ten-month period ended August 31, 2007 and each of the years in the two-year period ended October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period ended August 31, 2009, for the ten-month period ended August 31, 2007 and each of the years in the two-year period ended October 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 21, 2010

Prudential Jennison Mid-Cap Growth Fund, Inc.	47

Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end (August 31, 2010) as to the federal income tax status of dividends paid by the Fund during such fiscal year. We are advising you that during its fiscal year ended August 31, 2010, the Fund paid ordinary income dividends of $0.0498 per share for Class A, $0.0103 per share for Class L and R, and $0.1074 per share for Class Z, respectively, which are taxable as such.

For the fiscal year ended August 31, 2010 the Fund designates the maximum amount allowable under Section 854 of the Internal Revenue Code but not less than the following percentages of the ordinary income distributions paid as: 1) qualified dividend income (QDI); and 2) eligible for the corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Jennison Mid-Cap Growth Fund	100%	100%

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2010.

48	Visit our website at www.prudentialfunds.com

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 55

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989- February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006), CitiStreet Funds, Inc. (mutual funds) (May 1993-February 2005), AM-CH, Inc. (restaurant holding company) (November 2004-February 2005).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 55

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.

Prudential Jennison Mid-Cap Growth Fund, Inc.

Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 55

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 55	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member Portfolios Overseen: 55

Retired Mutual Fund Senior Executive (42 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 55	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 55

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (62) Board Member & President Portfolios Overseen: 55

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 55

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)

The year that each Board Member joined the Funds’ Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; Richard A. Redeker, 1996; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Mid-Cap Growth Fund, Inc.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)

The year that each individual became an Officer of the Funds is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1996; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison Mid-Cap Growth Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Mid-Cap Growth Fund, Inc. (the “Fund”) consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 21-23, 2010 and approved the renewal of the agreements through July 31, 2011, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three, five- and 10-year periods ending December 31, 2009, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not

Prudential Jennison Mid-Cap Growth Fund, Inc.

Approval of Advisory Agreements (continued)

identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 21-23, 2010.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Retail and Institutional Mid-Cap Growth Funds Performance Universe) was in the first quartile for the three- and five-year periods, in the second quartile for the 10-year period, and in the third quartile for the one-year period. The Board also noted that the Fund outperformed its benchmark index for the three-, five-, and 10-year periods, though it underperformed its benchmark index over the one-year period. The Board concluded that, in light of the Fund’s competitive performance over longer time periods, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile, and that total expenses ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of

Prudential Jennison Mid-Cap Growth Fund, Inc.

Approval of Advisory Agreements (continued)

the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Jennison Mid-Cap Growth Fund, Inc.
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PEEAX	PEEBX	PEGCX	N/A	N/A	JDERX	N/A	PEGZX
CUSIP	74441C105	74441C204	74441C303	74441C402	74441C501	74441C600	74441C709	74441C808

MF173E    0188335-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2010 and August 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $21,500 and $20,869, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

Not applicable for the fiscal year ended August 31, 2010. During the fiscal year ended August 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Mid-Cap Growth Fund, Inc.

By:	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

October 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

October 21, 2010

By:	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

October 21, 2010